Exhibit 99.1

QINGDAO QUANYAO SPORTS CONSULTING CO., LTD

FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

(Stated in US Dollars)

中正達會計師事務所有限公司 Centurion ZD CPA Limited Certified Public Accountants (Practising)

Unit 1304, 13/F., Two Harbourfront, 22 Tak Fung Street, Hunghom, Kowloon, Hong Kong.

香港紅磡德豐街22號海濱廣場二期13樓1304室

Tel: (852) 2126 2388      Fax: (852) 2122 9078

Report of Independent Registered Public Accounting Firms

To the Board of Directors and Investor of Qingdao Quanyao Sports Consulting Company Limited

We have audited the accompanying balance sheets of Qingdao Quanyao Sports Consulting Company Limited (the “Company”) as of December 31, 2016 and 2015, and the related statements of operations and comprehensive loss, change in investor’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2016 and 2015, and the results of its operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has minimal operations, suffered losses from operations and recorded an accumulated deficit. Its ability to continue as a going concern is dependent upon its ability to develop additional sources of capital, generate income, and ultimately, achieve profitable operations. These conditions raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Centurion ZD CPA Ltd.

Centurion ZD CPA Ltd.

Certified Public Accountants

Hong Kong, December 13, 2017

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QINGDAO QUANYAO SPORTS CONSULTING CO., LTD

BALANCE SHEETS

(Stated in US Dollars)

	As of December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$1	$32
Prepayment and deposit	-	2,338
Total current assets	1	2,370
Property and equipment, net	4,176	8,935
TOTAL ASSETS	$4,177	$11,305

LIABILITIES AND INVESTOR’S EQUITY
Current liabilities:
Trade payables	$-	$35,169
Other payables	727,791	604,352
Deferred income	34,556	-
TOTAL LIABILITIES	$762,347	$639,521

INVESTOR’S EQUITY
Paid-in capital	$-	$-
Accumulated losses	(821,431)	(648,969)
Accumulated other comprehensive income	63,261	20,753
Total investor’s equity	(758,170)	(628,216)
TOTAL LIABILITIES AND INVESTOR’S EQUITY	$4,177	$11,305

See accompanying notes to financial statements

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QINGDAO QUANYAO SPORTS CONSULTING CO., LTD

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Stated in US Dollars)

	For the years ended December 31,
	2016	2015

Revenues, net	$-	$709,389

Cost and expenses:
Cost of sales	-	(1,009,529)
Depreciation expenses	(4,365)	(4,615)
General and administrative expenses	(29,617)	(344,214)
Loss from operations	(33,982)	(648,969)

Other expense :
Share of results of an equity investee	(138,480)	-
Total other expense	(138,480)	-

Net loss	(172,462)	(648,969)

Other comprehensive loss
Foreign currency translation adjustments	42,508	20,753
Comprehensive loss	$(129,954)	$(628,216)

See accompanying notes to financial statements

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QINGDAO QUANYAO SPORTS CONSULTING CO., LTD

STATEMENTS OF CHANGES IN INVESTOR’S EQUITY

(Stated in US Dollars)

	Paid-in	Accumulated	Comprehensive
	Capital	Losses	Income	Total

Balance, January 1, 2015	$-	$-	$-	$-

Net loss	-	(648,969)	-	(648,969)
Foreign currency adjustment	-	-	20,753	20,753

Balance, December 31, 2015	$-	$(648,969)	$20,753	$(628,216)

Net loss	-	(172,462)	-	(172,462)
Foreign currency adjustment	-	-	42,508	42,508

Balance, December 31, 2016	$-	$(821,431)	$63,261	$(758,170)

See accompanying notes to financial statements

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QINGDAO QUANYAO SPORTS CONSULTING CO., LTD

STATEMENTS OF CASH FLOWS

(Stated in US Dollars)

	For the years ended December 31,
	2016	2015

Cash flows from operating activities:
Net loss	$(172,462)	$(648,969)
Adjustments to reconcile net income before tax to net cash (used in) provided by operating activities:
Depreciation expense	4,365	4,615
Share of results of an equity investee	138,480	-
Changes in operating assets and liabilities:
Prepayment and deposit	2,284	(2,415)
Trade payables	(34,365)	36,331
Other payables	25,542	624,316
Deferred income	36,125	-
Net cash (used in) provided by operating activities	(31)	13,878

Cash flows from investing activities:
Purchase of equipment	-	(13,846)
Net cash used in investing activities	-	(13,846)

Effect of exchange rate changes on cash and cash equivalents	-	-
Net increase in cash and cash equivalents	-	-
Cash and cash equivalents at beginning of year	32	32
Cash and cash equivalents at end of year	$1	$32

Supplemental Cash Flow Information:
Cash paid for interest expense	$-	$-
Cash paid for income tax	$-	$-

See accompanying notes to financial statements

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QINGDAO QUANYAO SPORTS CONSULTING CO., LTD

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

1.	Organization and nature of operations

Qingdao Quanyao Sports Consulting Company Limited (“the Company”) is a company established under the laws of the People’s Republic of China (“PRC”) on December 4, 2014 consist of 1 PRC individual. The Company organizes, promotes and hosts mixed martial arts (“MMA”) events featuring up level athletic talent. Revenues were mainly derived from sponsorship and ticket sales. The Company operates through itself and holds 50% equity position of Qingdao Leibo Sports Culture Company Limited (“Leibo”), a PRC company.

Leibo was incorporated on January 8, 2015 which organizes, promotes and hosts MMA events since 2016.

2.	Summary of principal accounting policies

Basis of presentation

The financial statements of the Company are prepared and presented in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The fiscal year end is December 31.

Revenue recognition

Revenue is recognized when persuasive evidence of an arrangement exists; delivery has occurred or services have been rendered; the price is fixed or determinable; and collectability is reasonably assured.

Use of estimates

The preparation of the combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the combined financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

Cash and cash equivalents consist of bank deposits with original maturities of three months or less, which are unrestricted as to withdrawal and use the Company maintained accounts at banks and have not experienced any losses from such concentrations.

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QINGDAO QUANYAO SPORTS CONSULTING CO., LTD

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (Continued)

Foreign currency translation and transactions

The Company’s financial statements are presented in the U.S. dollar (US$), which is the Company’s reporting currency. The Company use Renminbi Yuan (“RMB”) as their functional currency. Transactions in foreign currencies are initially recorded at the functional currency rate ruling at the date of transaction. Any differences between the initially recorded amount and the settlement amount are recorded as a gain or loss on foreign currency transaction in the statements of income. Monetary assets and liabilities denominated in foreign currency are translated at the functional currency rate of exchange ruling at the balance sheet date. Any differences are taken to profit or loss as a gain or loss on foreign currency translation in the statements of income.

In accordance with ASC 830, Foreign Currency Matters, the Company translated the assets and liabilities into US dollars using the rate of exchange prevailing at the applicable balance sheet date and the statements of income and cash flows are translated at an average rate during the reporting period.  Adjustments resulting from the translation are recorded in investors’ equity as part of accumulated other comprehensive income. The exchange rates used to translate amounts in RMB into US$ for the purposes of preparing the financial statements were as follows:

	December 31, 2016	December 31, 2015

Closing rate	6.9448	6.4912
Average rate	6.6431	6.2836

Income taxes

The Company utilizes FASB Accounting Standard Codification Topic 740 (“ASC 740”) “Income taxes” (formerly known as SFAS No. 109, “Accounting for Income Taxes”), which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the combined financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 “Income taxes” (formerly known as Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of Statement of Financial Accounting Standards No. 109 (“FIN 48”)) clarifies the accounting for uncertainty in tax positions. This interpretation requires that an entity recognizes in the audited consolidated financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company has elected to classify interest and penalties related to unrecognized tax benefits, if and when required, as part of income tax expense in the statements of operations. The adoption of ASC 740 did not have a significant effect on the audited consolidated financial statements.

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QINGDAO QUANYAO SPORTS CONSULTING CO., LTD

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (Continued)

Plant and equipment

Plant and equipment are recorded at cost. Significant additions or improvements extending useful lives of assets are capitalized. Maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives as follows:

Equipment 3 - 5 years

Investment in an equity investee

The equity method of accounting was used to account for the Company’s investment in an equity investee for which the Company did not have controlling equity interest. A non-controlling equity interest for the Company is typically a position of less than 50% beneficial ownership.

The statement of income includes the Company’s share of the results of the investment’s performance for the year. In the balance sheet, investment in an equity investee are stated at the Company’s share of the net assets of the investment less any identified impairment loss.

Comprehensive income

The Company has adopted FASB Accounting Standard Codification Topic 220 (“ASC 220”) “Comprehensive income” (formerly known as SFAS No. 130, “Reporting Comprehensive Income”), which establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Accumulated other comprehensive income represents the accumulated balance of foreign currency translation adjustments of the Company.

Recently Issued Accounting Guidance

The Company does not believe other recently issued but not yet effective accounting standards from ASU 2017-14, if currently adopted, would have a material effect of the condensed consolidated financial position, results of operation and cash flows.

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QINGDAO QUANYAO SPORTS CONSULTING CO., LTD

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

3.	Going Concern

As shown in the financial statements, the Company has generated a net loss of $172,462 for the year ended December 31, 2016 and an accumulated deficit of $821,431 as of December 31, 2016. The Company also experienced insufficient cash flows from operations and will be required continuous financial support from the shareholder. The Company will need to raise capital to fund its operations until it is able to generate sufficient revenue to support the future development. Moreover, the Company may be continuously raising capital through the sale of debt and equity securities.

The Company’s ability to achieve these objectives cannot be determined at this stage. If the Company is unsuccessful in its endeavors, it may be forced to cease operations. These financial statements do not include any adjustments that might result from this uncertainty which may include adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classifications of liabilities that might be necessary should the Company be unable to continue as a going concern.

4.	Property and equipment

	As of December 31,
	2016	2015

Equipment	$12,528	$13,403
Less: accumulated depreciation	(8,352)	(4,468)
Total property and equipment, net	$4,176	$8,935

The depreciation expenses for the years ended December 31, 2016 and 2015 were $4,365 and $4,615, respectively.

5.	Other payables

	As of December 31,
	2016	2015

Payable to Pure Heart	$589,311	$604,352
Share of results of an equity investee	138,480	-
Total other payable	$727,791	$604,352

6.	Equity investment

The Company holds 50% equity position in Leibo.  Leibo is a company established under the laws of the PRC on January 8, 2015 and its investors as of December 31, 2016 consists of the Company and 1 PRC individual.  The registered capital of Leibo was RMB 1,000,000 (or approximately $160,899). The paid-in capital of Leibo was nil as at December 31, 2016 and 2015. Leibo organizes, promotes and hosts MMA events.  As of December 31, 2016 and 2015, the investment consisted of the share of loss attributed to Leibo's operation results.

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QINGDAO QUANYAO SPORTS CONSULTING CO., LTD

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

7.	Paid-in capital

The Company was established on December 4, 2014, the registered capital was RMB 80,000 (or approximately $12,997). The paid-in capital of the Company was nil as at December 31, 2016 and 2015.

8.	Income taxes

The Company was incorporated in the PRC, was governed by the income tax law of the PRC and is subject to PRC enterprise income tax (“EIT”). The EIT rate of PRC is 25%.

Leibo was incorporated in the PRC, was governed by the income tax law of the PRC and is subject to PRC enterprise income tax (“EIT”). The EIT rate of PRC is 25%.

Effective from January 1, 2008, the PRC’s statutory income tax rate is 25%. The Company’s PRC subsidiaries are subject to income tax rate of 25%, unless otherwise specified. The Company did not generate taxable income in the PRC for the years ended December 31, 2016 and 2015.

Because of the uncertainty regarding the Company’s ability to realize its deferred tax assets, a 100% valuation allowance has been established as of December 31, 2016 and 2015.

As of December 31, 2016 and 2015, the valuation allowance was approximately $170,738 and $162,242, respectively. For the years ended December 31, 2016 and 2015, there was an increase of $8,496 and $162,242, respectively in valuation allowance.

9.	Commitments and contingencies

Operating Lease

There has been no commitment as at December 31, 2016.

Legal Proceeding

There has been no legal proceeding in which the Company is a party for the year ended December 31, 2016.

10.	Subsequent events

On October 1, 2017, Rebel Group, Inc., a Florida corporation (“Rebel Group”) and Pure Heart Entertainment Pte Ltd., a wholly owned subsidiary of Rebel and a company incorporated under the laws of Singapore (“Pure Heart”) entered into a Share Transfer Agreement (the “Share Transfer”) with Naixin Qi, an individual, the sole shareholder of the Company.

Pursuant to the Transfer Agreement, Pure Heart, through Rebel Shanghai Limited, a wholly foreign owned entity (“Rebel Shanghai”) agreed to acquire 100% of the outstanding equity interests of the Company from the Shareholder with the purchase price valued at approximately $7,000,000 consisting of the following: (i) the forgiveness of debt owed by the Company to Pure Heart as of October 1, 2017, in the amount of approximately $2,825,000 and (ii) 12,000,000 shares of the common stock of Rebel, par value $.0001 per share.

Effective from November 21, 2017, the Company became the wholly owned subsidiary of Rebel Shanghai.

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